UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2004

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results Of Operations And Financial Condition.

Paul Gifford, Vice President of Investor Relations of Goodrich Corporation, will address the Gabelli & Company, Inc. Tenth Annual Aircraft Supplier Conference in New York, New York on September 9, 2004. Mr. Gifford’s presentation is scheduled for 9:30 a.m. — 10:15 a.m. Eastern Daylight Time.

By press release dated August 26, 2004, the public was invited to listen to the conference by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. The slide presentation used during the conference will be available as part of the webcast and is furnished as Exhibit 99.1 hereto.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

See Item 2.02 of this Form 8-K, which is incorporated by reference herein.

Section 9 – Financial Statements And Exhibits

Item 9.01 Financial Statements And Exhibits

(c)	Exhibits.

Exhibit 99.1	Written materials dated September 9, 2004 to be presented by Paul Gifford, Vice President of Investor Relations of Goodrich Corporation, at the Gabelli & Company, Inc. Tenth Annual Aircraft Supplier Conference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: September 9, 2004	By:	/s/ Scott E. Kuechle

Scott E. Kuechle Vice President and Controller

Exhibit Index

Exhibit 99.1	Written materials dated September 9, 2004 to be presented by Paul Gifford, Vice President of Investor Relations of Goodrich Corporation, at the Gabelli & Company, Inc. Tenth Annual Aircraft Supplier Conference.